Exhibit 99.1 Joint Filer Information

   Name: Lightspeed Venture Partners Entrepreneur VI, L.P.        Name: Eggers, Barry
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025             Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)     Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006          Date of Event Requiring Statement: September 26, 2006

   Name: Lightspeed Venture Partners Entrepreneur VI-A, L.P.      Name: Mhatre, Ravi
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025             Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)     Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006          Date of Event Requiring Statement: September 26, 2006

   Name: Lightspeed Venture Partners VI Cayman, L.P.              Name: Nieh, Peter
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025             Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)     Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006          Date of Event Requiring Statement: September 26, 2006

   Name: Lightspeed Venture Partners VI, L.P.                     Name: Showalter, Carl
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025             Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.                      Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)     Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006          Date of Event Requiring Statement: September 26, 2006

   Name: Lightspeed Venture Partners VI-A, L.P.
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006

   Name: Venture Investors General Partner L.L.C.
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006

   Name: Cogan, Gill
   Address: 2200 Sand Hill Road, Menlo Park, CA 94025
   Designated Filer: Schaepe, Christopher J.
   Issuer and Ticker Symbol: Riverbed Technology, Inc. (RVBD)
   Date of Event Requiring Statement: September 26, 2006